EXHIBIT 10.1
Amendment No. 2 to SECURITIES PURCHASE AGREEMENT

This Amendment No. 2 (this “Amendment”) is made as of the 14th day of September, 2012 by and among Afinsa Bienes Tangibles, S.A. En Liquidación, a Spanish corporation (“Afinsa”), Auctentia, S.L., a Spanish corporation (“Auctentia” and together with Afinsa, the “Selling Stockholders”), and Spectrum Group International, Inc., a Delaware corporation (“Purchaser”). Reference is made to that certain Securities Purchases Agreement, effective as of March 5, 2012, by and among the Selling Stockholders and Purchaser (as amended pursuant to Amendment No. 1, dated as of July 4, 2012, the “Purchase Agreement”). Terms used but not defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement.

RECITALS

WHEREAS, the Selling Stockholders and Purchaser (collectively, hereinafter the “Parties”) are parties to the Purchase Agreement, whereby the Selling Stockholders have agreed to sell to Purchaser, and Purchaser has agreed to purchase from the Selling Stockholders, the Securities, on the terms and conditions set forth in the Purchase Agreement; and
WHEREAS, Parties wish to amend the Purchase Agreement as set forth more particularly in this Amendment.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

I. AMENDMENTS

1.In accordance with Section 7.7 of the Purchase Agreement, the Purchase Agreement is hereby amended, as of the date thereof, as follows:

The phrase “September 15, 2012” in Section 6.1(b)(i) is hereby deleted and replaced with the phrase “September 25, 2012”.

II. MISCELLANEOUS

2.Except as set forth in this Amendment, the Purchase Agreement shall remain unmodified and in full force and effect.

3.This Amendment may be executed in one or more counterparts.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first above written.

Afinsa Bienes Tangibles, S.A. EN LIQUIDACIóN

By:	/s/ Javier Díaz-Gálvez de la Cámara
Name:	Javier Díaz-Gálvez de la Cámara
Title:	Trustee

By:	/s/ Benito Agüera Marín
Name:	Benito Agüera Marín
Title:	Trustee

By:	/s/ Carmen Salvador Calvo
Name:	Carmen Salvador Calvo
In representation of Tesoreria General del la Seguridad Social
Title:	Trustee

Auctentia, S.L.

By:	/s/ Javier Díaz-Gálvez de la Cámara
Name:	Javier Díaz-Gálvez de la Cámara
Title:	Joint Administrator

By:	/s/ Benito Agüera Marín
Name:	Benito Agüera Marín
Title:	Joint Administrator

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SPECTRUM GROUP INTERNATIONAL, INC.

By:	/s/ Carol Meltzer
Name:	Carol Meltzer
Title:	General Counsel and Executive Vice President